UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 26, 2025

AIR INDUSTRIES GROUP

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35927	80-0948413
State of Incorporation	Commission File Number	IRS Employer I.D. Number

1460 Fifth Avenue, Bay Shore, New York 11706

(Address of Principal Executive Offices)

Registrant’s telephone number: (631) 968-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	AIRI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 26, 2025, Air Industries Group (the “Company”) held its 2025 Annual Meeting of Stockholders. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker no votes with respect to each matter, as applicable. A more complete description of each matter is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 5, 2025.

Proposal No. 1 – Election of directors.

The Company’s stockholders voted to elect the following persons as directors to serve for the following year or until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld
Peter D. Rettaliata	1,466,541	148,802
Michael N. Taglich	1,440,850	174,493
Robert F. Taglich	1,441,906	173,437
David J. Buonanno	1,474,947	140,396
Michael Brand	1,483,676	131,667
Michael D. Porcelain	1,449,969	165,374

There were 749,658 broker non-votes for each nominee.

Proposal No. 2 – Amendment of the Company’s Articles of Incorporation.

The Company’s stockholders voted to approve the amendment of the Company’s Articles of Incorporation to increase the number of shares of Common Stock the Company is authorized to issue from 6,000,000 to 20,000,000 shares. There were 1,941,264 votes in favor of the amendment, 415,469 votes against and 8,268 abstentions. There were no broker non-votes in respect of this proposal.

Proposal No. 3 – Amendment of the Company’s 2022 Equity Incentive Plan.

The Company’s stockholders voted to approve the amendment of the Company’s 2022 Equity Incentive Plan to increase the number of shares of Common Stock available for issuance under the 2022 Plan by 250,000 shares from 650,000 shares to 900,000 shares. There were 1,335,156 votes in favor of the amendment, 273,586 votes against and 6,601 abstentions. There were 749,658 broker non-votes in respect of this proposal.

Proposal No. 4 – Approval of the Compensation of the Named Executive Officers

The Company’s stockholders voted to adopt a resolution, on an advisory basis, approving the compensation of the Company’s named executive officers for 2024 as disclosed in the Proxy Statement. There were 1,462,865 votes in favor of the resolution, 125,658 votes against and 26,820 abstentions. There were 749,658 broker non-votes in respect of this proposal.

Proposal No. 5 -- Ratification of the appointment of CBIZ CPAs P. C.

The Company’s stockholders voted to ratify the appointment of CBIZ CPAs P. C. as the Company’s independent registered public accounting firm for the year ending December 31, 2025. There were 2,214,586 votes in favor of ratification, 124,237 votes against and 26,178 abstentions. There were no broker non-votes in respect of this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2025

AIR INDUSTRIES GROUP

By:	/s/ Scott Glassman
Scott Glassman Chief Financial Officer

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